                                                                   EXHIBIT 10.25


                      TURNKEY HOSPITAL PURCHASE AGREEMENT

1.   SELLER

     NEUROTECH DEVELOPMENT CORPORATION, A DELAWARE CORPORATION, LOCATED AT 45 ORCHARD STREET, MANHASSET, NEW YORK, USA. HEREBY REFERRED TO AS THE SELLER.

2.   PURCHASOR

     TECHNI-LUBE SINGAPORE PTE LTD. TERRACE WAREHOUSE TW-6, JURONG MARINE BASE, 45 SHIPYARD ROAD, SINGAPORE 628136 WILL HEREBY BE REFERRED TO AS THE PURCHASOR THAT THE PURCHASOR WILL BE THE JOINT OPERATOR OR THE HOSPITAL(S). THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF INDONESIA.

2.1  NUMBER OF HOSPITAL UNITS

     THERE ARE SIX (6) HOSPITALS IN THIS CONTRACT.

3.   QUALITY STANDARDS

     THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4.   DESCRIPTION OF HOSPITALS

     "GLOBAL HEALTH ENTERPRISES TURN KEY HOSPITALS" AS PRESENTED IN PUBLICATION TITLED "GLOBAL HEALTH ENTERPRISES INC. TURNKEY HOSPITALS"

     SIZE: HOSPITAL 14,000 SQ. FT. SET UP WITH STATED OCCUPANCY OF 50 BEDS. THE NUMBER OF BEDS WILL VARY IN ACCORDANCE WITH LOCAL AREA REQUIREMENTS FOR OUTPATIENT SERVICES.

     HOSPITALS SHALL CONSIST OF:

            PREFABRICATED STEEL BUILDINGS
            ALL DIAGNOSTIC AND LABORATORY EQUIPMENT
            (STATED IN PUBLICATION AND SUPPLEMENTAL LIST)
            OPERATING ROOM EQUIPMENT
            EMERGENCY ROOM EQUIPMENT
            PHARMACY EQUIPMENT
            ALL PHARMACEUTICALS
            ALL MEDICAL DISPOSABLES
            COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
            MEDICAL RECORDS SYSTEMS

     CONSTRUCTION STANDARD:          USA
     PHARMACEUTICAL STANDARD:        USA
     EQUIPMENT STANDARD:             USA
     HEALTH PRACTICE CODE:           USA

5.   SERVICES PROVIDED BY SELLER

     ANCILLARY SERVICES:
        STAFF TRAINING IN USA
        FULL MEDICAL STAFF
        LABORATORY STAFF
        ADMINISTRATIVE STAFF
        SUPPORT SERVICES:    MAINTENANCE SUPERVISOR
                             HOUSEKEEPING SUPERVISORS
                             DIETARY SUPERVISORS

6.   WAIVER OF DEPOSIT IN LIEU OF PAYMENT OBLIGATIONS

     THE USUAL REQUIREMENT OF DEPOSIT IS HEREBY WAVED IN ACCORDANCE WITH THE PURCHASOR PROVIDING PAYMENT GUARANTEES FROM AN INTERNATIONALLY RECOGNIZED BANKING INSTITUTION.

7.   NON EXCLUSIVITY

     THE HOSPITALS ARE SOLD ON A NON EXCLUSIVE BASIS. THE NAMES "GLOBAL HEALTH" AND "NEUROTECH DEVELOPMENT CORPORATION" CANNOT BE USED IN THE OPERATING NAME OF THE HOSPITAL.

8.   CONTRACTUAL ORDER OF PROCEDURES

     UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF THE PAYMENT ORDERS, A GLOBAL HEALTH TECHNICAL TEAM WILL ARRIVE AT SITE, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL.

     THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND DRAWINGS FOR EACH HOSPITAL, DEPENDENT ON POPULATION, SERVICE AREA, PUBLIC HEALTH ETC.

     TECHNICAL STAFF ADMINISTRATOR, WILL REMAIN AND BEGIN INTERVIEWS AND SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

9.   APPROVALS REQUIRED

     SELLER WILL PROVIDE PURCHASOR WITH FINAL REPORT, BUDGETARY SCHEME, AND PHYSICAL MODEL FOR FINAL APPROVAL.

10.  PAYMENT

     UPON PURCHASEORS ACCEPTANCE OF FINAL REPORT AND MODEL, ANY CAPITAL DEFICIENCIES WILL BE ADDED TO THE LAST PAYMENT.

     PAYMENT TERMS BY PURCHASOR ARE AS FOLLOWS:

                                        TOTAL: $54,000,000USD

     PHASE I:  3 HOSPITALS BANDUNG

        (3) HOSPITALS FOR BANDUNG, INDONESIA @ $9,000,000USD EA. PAID BY PAYMENT GUARANTY WITHIN 90 DAYS OF CONTRACT.

            TOTAL: $27,000,000USD

     PHASE II: 1 HOSPITALS BANDUNG

        (1) HOSPITALS FOR BANDUNG, INDONESIA @ $9,000,000USD EA. PAID BY PAYMENT GUARANTY WITHIN 90 DAYS OF CONTRACT.

            TOTAL: $9,000,000USD

     PHASE III: 2 HOSPITALS JAKARTA

        (2) HOSPITALS FOR JAKARTA, INDONESIA @ $9,000,000USD EA. PAID BY PAYMENT GUARANTY WITHIN 90 DAYS OF CONTRACT.

            TOTAL: $18,000,000USD

     TOTAL "TURNKEY REGIONAL HOSPITAL": $54,000,000USD

11.  DELIVERY TIME

     THERE ARE SIX (6) HOSPITALS IN THIS CONTRACT. THREE (3) HOSPITALS WILL BE DELIVERED AND OPENED IN 9 MONTHS FROM THE COMMENCEMENT DATE, ADDITIONAL HOSPITALS WILL BE DELIVERED WITHIN 12 MONTHS OF THE COMMENCEMENT DATE.

12.  TRAINING

     STAFF TRAINING SHALL COMMENCE AT THE BEGINNING OF THE MANUFACTURING
     PROCESS.

     AIR TRANSPORTATION, ROOM AND BOARD, AND UNIFORMS ARE THE RESPONSIBILITY OF THE SELLER.

     PERSONNEL EXPENSES AND SALARIES ARE THE EXPENSE OF THE PURCHASOR.

     TRAINING SHALL TAKE PLACE AT DESIGNATED LICENSED HOSPITAL FACILITIES. THE AGGREGATE TRAINING TIME IS 5 MONTHS PER CLASS.

     THERE WILL BE THREE CLASSES, EACH TIMED FOR THE DELIVERY OF THE HOSPITAL(S) FOR THAT PERIOD.

13.  ADMINISTRATOR

     AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST SIX (6) MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14.  FINANCING

     FINANCING IS THE RESPONSIBILITY OF THE PURCHASOR.

15.  PURCHASOR PROVIDES

     LAND
     ROAD
     FRESH WATER
     ELECTRICITY
     SEWAGE

     CONTRACT 1: PURCHASOR WILL PLACE HOSPITALS (MINIMUM 1 HECTARE/SITE)

16.  PRICING

     EACH HOSPITAL IS PRICED AT $9,000,000USD INCLUSIVE OF DELIVERY AND INSTALLATION.

     PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND
     RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASOR.

17.  ADVOCACY

     THE WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS ADVOCATES THIS HUMANITARIAN PROJECT, AND FULLY SUPPORTS ITS IMPLEMENTATION.

18.  GOVERNING LAW

     THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF INDONESIA.

AGREED THIS:  MARCH 2, 1999
            -----------------
              DATE

SELLER: /S/ LAWRENCE M. ARTZ
       ------------------------------------
       NEUROTECH DEVELOPMENT CORPORATION
       LAWRENCE M. ARTZ, VICE-PRESIDENT

PURCHASOR: /S/ CALVIN V. KING
          ---------------------------------      (SEAL)
          TECHNI-LUBE SINGAPORE PTE LTD
          CALVIN V. KING, MANAGING DIRECTOR

DATE: MARCH 2, 1999
     --------------